EXHIBIT 99.1

Westamerica Bancorporation Reports Second Quarter 2017 Financial Results

SAN RAFAEL, Calif., July 20, 2017 (GLOBE NEWSWIRE) -- Westamerica Bancorporation (Nasdaq:WABC), parent company of Westamerica Bank, generated net income for the second quarter 2017 of $15.8 million and diluted earnings per common share ("EPS") of $0.60, compared to first quarter 2017 net income of $15.0 million and EPS of $0.57 and second quarter 2016 net income of $14.5 million and EPS of $0.57. Second quarter 2017 results include a $1.9 million reversal of provision for loan losses which accounted for $0.04 of the quarter’s EPS. First quarter 2017 results reflect the Company’s prospective adoption of a new accounting standard related to share based compensation tax benefits; first quarter 2017 EPS measured $0.02 higher than would have been measured under accounting standards applied in 2016. The new accounting standard did not affect second quarter 2017 results by a meaningful amount.

"Second quarter 2017 net income benefited from higher noninterest income and lower noninterest expense. While short-term market interest rates rose during the second quarter 2017, intermediate and long-term rates declined; the interest rate environment was not conducive for net interest margin improvement. Credit quality improved with non-performing assets declining $650 thousand during the second quarter 2017 to total $8.5 million at June 30, 2017,” said Chairman, President and CEO David Payne.  “Westamerica generated an annualized 10.7 percent return on average shareholders’ common equity for the second quarter 2017, and paid a quarterly dividend of $0.39 per common share,” concluded Payne.

The annualized net interest margin on a fully taxable equivalent basis was 3.12 percent for the second quarter 2017, compared to 3.14 percent for the first quarter 2017, and 3.27 percent for the second quarter 2016. Net interest income on a fully taxable equivalent basis was $35.8 million for the second quarter 2017, compared to $36.0 million for the first quarter 2017, and $36.5 million for the second quarter 2016. The annualized funding cost of deposits and other interest-bearing borrowings, as a percentage of average earning assets, was 0.04 percent for the second quarter 2017, compared to 0.04 percent for the first quarter 2017 and 0.05 percent for the second quarter 2016. Checking and savings deposits, which earn relatively low interest rates and are less volatile than time deposits during periods of rising market interest rates, represented 95 percent of average total deposits during the second quarter 2017.

The Company recognized a reversal of provision for loan losses of $1.9 million for the second quarter 2017; during the quarter the Company realized net recoveries of prior loan losses of $1.1 million and nonperforming loans declined $159 thousand, totaling $6.9 million at June 30, 2017. The provision for loan losses was zero for the first quarter 2017 and second quarter 2016. At June 30, 2017, the allowance for loan losses totaled $24.1 million.

Noninterest income for the second quarter 2017 totaled $12.1 million, compared to $11.7 million for the first quarter 2017 and $11.7 million for the second quarter 2016. The second quarter 2017 improvement in noninterest income is primarily due to higher merchant processing fees.

Noninterest expense for the second quarter 2017 totaled $24.4 million, compared to $24.6 million for the first quarter 2017 and $25.2 million for the second quarter 2016. The $800 thousand reduction in noninterest expense from the second quarter 2016 to the second quarter 2017 was due to reductions in professional fees, correspondent service charges, insurance premiums, limited partnership operating losses, intangible amortization, and other expenses.

The income tax provision for 2017 reflects the prospective adoption of Accounting Standards Update (“ASU”) 2016-09, “Improvements to Employee Share-Based Payment Accounting”. Upon granting non-qualified stock options (“NQSO”), the Company estimates the fair value of the grant and records such value as compensation expense over the attribution period in its financial statements. At the time the NQSO grant is exercised, the ultimate value of the grant is determined and represents taxable income to the grantee and a tax deduction for the Company. The difference between the estimated fair value expensed for financial statement purposes and the realized amount deducted for tax purposes requires a reconciling adjustment to the Company’s tax accounts. Prior to ASU 2016-09, the Company recognized the balancing entry as an adjustment to shareholders’ equity; upon the January 1, 2017 required adoption of ASU 2016-09, the Company must recognize the balancing entry as an adjustment to the provision for income taxes. The Company’s fully-tax equivalent tax rate was 37.8 percent for the second quarter 2017, compared to 34.8 percent for the first quarter 2017 and 36.7 percent for the second quarter 2016. The fully-tax equivalent tax rate would have been 37.8 percent for the second quarter 2017 and 37.7 percent for the first quarter 2017 under accounting rules applied in 2016.

At June 30, 2017, Westamerica Bancorporation's tangible common equity-to-asset ratio was 8.90 percent, and assets totaled $5.4 billion. Westamerica Bancorporation, through its wholly owned subsidiary Westamerica Bank, operates commercial banking and trust offices throughout Northern and Central California.

Westamerica Bancorporation Web Address: www.westamerica.com

FORWARD-LOOKING INFORMATION:

The following appears in accordance with the Private Securities Litigation Reform Act of 1995:

This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may."

Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors — many of which are beyond the Company's control — could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's most recent reports filed with the Securities and Exchange Commission, including the annual report for the year ended December 31, 2016 filed on Form 10-K and quarterly report for the quarter ended March 31, 2017 filed on Form 10-Q, describe some of these factors, including certain credit, interest rate, operational, liquidity and market risks associated with the Company's business and operations. Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, legislation including the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2011, the Sarbanes-Oxley Act of 2002 and the Gramm-Leach-Bliley Act of 1999, and mergers and acquisitions.

Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.

Public Information July 20, 2017

WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
June 30, 2017

1. Net Income Summary.
	(in thousands except per-share amounts)
			%
	Q2'17	Q2'16	Change	Q1'17

Net Interest and Fee Income (FTE)	$35,764	$36,495	-2.0%	$36,030
(Reversal of) Provision for Loan Losses	(1,900)	-	n/m	-
Noninterest Income	12,123	11,702	3.6%	11,657
Noninterest Expense	24,396	25,229	-3.3%	24,615
Income Before Taxes (FTE)	25,391	22,968	10.5%	23,072
Income Tax Provision (FTE)	9,592	8,422	13.9%	8,023
Net Income	$15,799	$14,546	8.6%	$15,049

Average Common Shares Outstanding	26,299	25,586	2.8%	26,171
Diluted Average Common Shares	26,402	25,630	3.0%	26,329

Operating Ratios:
Basic Earnings Per Common Share	$0.60	$0.57	5.3%	$0.58
Diluted Earnings Per Common Share	0.60	0.57	5.3%	0.57
Return On Assets (a)	1.18%	1.13%		1.13%
Return On Common Equity (a)	10.7%	10.9%		10.5%
Net Interest Margin (FTE) (a)	3.12%	3.27%		3.14%
Efficiency Ratio (FTE)	50.9%	52.3%		51.6%

Dividends Paid Per Common Share	$0.39	$0.39	0.0%	$0.39
Common Dividend Payout Ratio	65%	68%		68%

			%
	06/30'17YTD	06/30'16YTD	Change

Net Interest and Fee Income (FTE)	$71,794	$72,942	-1.6%
(Reversal of) Provision for Loan Losses	(1,900)	-	n/m
Noninterest Income	23,780	23,431	1.5%
Noninterest Expense	49,011	51,087	-4.1%
Income Before Taxes (FTE)	48,463	45,286	7.0%
Income Tax Provision (FTE)	17,615	16,514	6.7%
Net Income	$30,848	$28,772	7.2%

Average Common Shares Outstanding	26,235	25,516	2.8%
Diluted Average Common Shares	26,366	25,549	3.2%

Operating Ratios:
Basic Earnings Per Common Share	$1.18	$1.13	4.4%
Diluted Earnings Per Common Share	1.17	1.13	3.5%
Return On Assets (a)	1.15%	1.12%
Return On Common Equity (a)	10.6%	10.9%
Net Interest Margin (FTE) (a)	3.13%	3.30%
Efficiency Ratio (FTE)	51.3%	53.0%

Dividends Paid Per Common Share	$0.78	$0.78	0.0%
Common Dividend Payout Ratio	67%	69%

2. Net Interest Income.
	(dollars in thousands)
			%
	Q2'17	Q2'16	Change	Q1'17

Interest and Fee Income (FTE)	$36,240	$37,036	-2.2%	$36,510
Interest Expense	476	541	-12.1%	480
Net Interest and Fee Income (FTE)	$35,764	$36,495	-2.0%	$36,030

Average Earning Assets	$4,598,296	$4,473,700	2.8%	$4,620,001
Average Interest-
Bearing Liabilities	2,692,447	2,598,868	3.6%	2,704,472

Yield on Earning Assets (FTE) (a)	3.16%	3.32%		3.18%
Cost of Funds (a)	0.04%	0.05%		0.04%
Net Interest Margin (FTE) (a)	3.12%	3.27%		3.14%
Interest Expense/
Interest-Bearing Liabilities (a)	0.07%	0.08%		0.07%
Net Interest Spread (FTE) (a)	3.09%	3.24%		3.11%

			%
	06/30'17YTD	06/30'16YTD	Change

Interest and Fee Income (FTE)	$72,750	$74,035	-1.7%
Interest Expense	956	1,093	-12.5%
Net Interest and Fee Income (FTE)	$71,794	$72,942	-1.6%

Average Earning Assets	$4,609,089	$4,427,507	4.1%
Average Interest-
Bearing Liabilities	2,698,426	2,600,138	3.8%

Yield on Earning Assets (FTE) (a)	3.17%	3.35%
Cost of Funds (a)	0.04%	0.05%
Net Interest Margin (FTE) (a)	3.13%	3.30%
Interest Expense/
Interest-Bearing Liabilities (a)	0.07%	0.08%
Net Interest Spread (FTE) (a)	3.10%	3.27%

3. Loans & Other Earning Assets.
	(average volume, dollars in thousands)
			%
	Q2'17	Q2'16	Change	Q1'17

Total Assets	$5,385,085	$5,184,409	3.9%	$5,395,783
Total Earning Assets	4,598,296	4,473,700	2.8%	4,620,001
Total Loans	1,333,135	1,455,050	-8.4%	1,355,250
Commercial Loans	349,979	356,629	-1.9%	354,896
Commercial RE Loans	566,570	611,996	-7.4%	558,485
Consumer Loans	416,586	486,425	-14.4%	441,869
Total Investment Securities	3,265,161	3,018,650	8.2%	3,264,751
Available For Sale (Market)	1,982,997	1,554,014	27.6%	1,941,028
Held To Maturity	1,282,164	1,464,636	-12.5%	1,323,723
Unrealized Gain (Loss)	3,438	33,820	n/m	(1,676)

Loans/Deposits	28.6%	32.1%		28.9%

			%
	06/30'17YTD	06/30'16YTD	Change

Total Assets	$5,390,404	$5,179,607	4.1%
Total Earning Assets	4,609,089	4,427,507	4.1%
Total Loans	1,344,132	1,477,833	-9.0%
Commercial Loans	352,424	363,380	-3.0%
Commercial RE Loans	562,550	621,269	-9.5%
Consumer Loans	429,158	493,184	-13.0%
Total Investment Securities	3,264,957	2,949,674	10.7%
Available For Sale (Market)	1,962,128	1,560,675	25.7%
Held To Maturity	1,302,829	1,388,999	-6.2%
Unrealized Gain	3,438	33,820	n/m

Loans/Deposits	28.7%	32.6%

4. Deposits, Other Interest-Bearing Liabilities & Equity.
	(average volume, dollars in thousands)
			%
	Q2'17	Q2'16	Change	Q1'17

Total Deposits	$4,669,424	$4,531,751	3.0%	$4,692,746
Noninterest Demand	2,048,155	1,994,803	2.7%	2,056,858
Interest Bearing Transaction	880,470	855,732	2.9%	880,387
Savings	1,491,283	1,404,322	6.2%	1,501,961
Time greater than $100K	110,762	119,475	-7.3%	112,140
Time less than $100K	138,754	157,419	-11.9%	141,400
Total Short-Term Borrowings	71,178	61,920	15.0%	68,584
Shareholders' Equity	593,028	537,987	10.2%	582,384

Demand Deposits/
Total Deposits	43.9%	44.0%		43.8%
Transaction & Savings
Deposits / Total Deposits	94.7%	93.9%		94.6%

			%
	06/30'17YTD	06/30'16YTD	Change

Total Deposits	$4,681,021	$4,534,650	3.2%
Noninterest Demand	2,052,483	1,994,395	2.9%
Interest Bearing Transaction	880,429	864,098	1.9%
Savings	1,496,592	1,395,769	7.2%
Time greater than $100K	111,447	121,583	-8.3%
Time less than $100K	140,070	158,805	-11.8%
Total Short-Term Borrowings	69,888	59,883	16.7%
Shareholders' Equity	587,736	532,582	10.4%

Demand Deposits/
Total Deposits	43.8%	44.0%
Transaction & Savings
Deposits / Total Deposits	94.6%	93.8%

5. Interest Yields Earned & Rates Paid.
	(dollars in thousands)
	Q2'17
	Average	Income/	Yield (a) /
	Volume	Expense	Rate

Interest & Fee Income Earned
Total Earning Assets (FTE)	$4,598,296	$36,240	3.16%
Total Loans (FTE)	1,333,135	15,747	4.74%
Commercial Loans (FTE)	349,979	4,144	4.75%
Commercial RE Loans	566,570	8,011	5.67%
Consumer Loans	416,586	3,592	3.46%
Total Investments (FTE)	3,265,161	20,493	2.51%

Interest Expense Paid
Total Earning Assets	4,598,296	476	0.04%
Total Interest-Bearing Liabilities	2,692,447	476	0.07%
Total Interest-Bearing Deposits	2,621,269	465	0.07%
Interest-Bearing Transaction	880,470	57	0.03%
Savings	1,491,283	222	0.06%
Time less than $100K	138,754	81	0.23%
Time greater than $100K	110,762	105	0.38%
Total Short-Term Borrowings	71,178	11	0.06%

Net Interest Income and
Margin (FTE)		$35,764	3.12%

	Q2'16
	Average	Income/	Yield (a) /
	Volume	Expense	Rate

Interest & Fee Income Earned
Total Earning Assets (FTE)	$4,473,700	$37,036	3.32%
Total Loans (FTE)	1,455,050	17,897	4.95%
Commercial Loans (FTE)	356,629	4,197	4.73%
Commercial RE Loans	611,996	9,538	6.27%
Consumer Loans	486,425	4,162	3.44%
Total Investments (FTE)	3,018,650	19,139	2.53%

Interest Expense Paid
Total Earning Assets	4,473,700	541	0.05%
Total Interest-Bearing Liabilities	2,598,868	541	0.08%
Total Interest-Bearing Deposits	2,536,948	531	0.08%
Interest-Bearing Transaction	855,732	67	0.03%
Savings	1,404,322	225	0.06%
Time less than $100K	157,419	104	0.27%
Time greater than $100K	119,475	135	0.45%
Total Short-Term Borrowings	61,920	10	0.07%

Net Interest Income and
Margin (FTE)		$36,495	3.27%

6. Noninterest Income.
	(dollars in thousands except per-share amounts)
			%
	Q2'17	Q2'16	Change	Q1'17

Service Charges on Deposits	$4,945	$5,239	-5.6%	$4,923
Merchant Processing Services	2,052	1,638	25.3%	1,875
Debit Card Fees	1,586	1,621	-2.1%	1,481
Other Service Fees	662	650	1.8%	650
ATM Processing Fees	654	603	8.6%	575
Trust Fees	716	657	8.9%	702
Financial Services Commissions	142	137	3.6%	195
Other Income	1,366	1,157	18.0%	1,256
Total Noninterest Income	$12,123	$11,702	3.6%	$11,657

Total Revenue (FTE)	$47,887	$48,197	-0.6%	$47,687
Noninterest Income/Revenue (FTE)	25.3%	24.3%		24.4%
Service Charges/Avg. Deposits (a)	0.42%	0.46%		0.43%
Total Revenues (FTE) Per Avg.
Common Share (a)	$7.30	$7.58	-3.6%	$7.39

			%
	06/30'17YTD	06/30'16YTD	Change

Service Charges on Deposits	$9,868	$10,487	-5.9%
Merchant Processing Services	3,927	3,167	24.0%
Debit Card Fees	3,067	3,137	-2.2%
Other Service Fees	1,312	1,279	2.5%
ATM Processing Fees	1,229	1,261	-2.5%
Trust Fees	1,418	1,318	7.6%
Financial Services Commissions	337	293	15.0%
Other Income	2,622	2,489	5.3%
Total Noninterest Income	$23,780	$23,431	1.5%

Total Revenue (FTE)	$95,574	$96,373	-0.8%
Noninterest Income/Revenue (FTE)	24.9%	24.3%
Service Charges/Avg. Deposits (a)	0.43%	0.47%
Total Revenues (FTE) Per Avg.
Common Share (a)	$7.35	$7.60	-3.3%

7. Noninterest Expense.
	(dollars in thousands)
			%
	Q2'17	Q2'16	Change	Q1'17

Salaries & Benefits	$12,981	$12,887	0.7%	$13,070
Occupancy	3,509	3,400	3.2%	3,633
Outsourced Data Processing	2,188	2,130	2.7%	2,139
Amortization of
Identifiable Intangibles	762	870	-12.4%	800
Professional Fees	410	758	-45.9%	611
Furniture & Equipment	1,267	1,187	6.8%	1,254
Other Real Estate Owned	(126)	(392)	n/m	(40)
Courier Service	438	462	-5.2%	421
Other Operating	2,967	3,927	-24.4%	2,727
Total Noninterest Expense	$24,396	$25,229	-3.3%	$24,615

Noninterest Expense/
Avg. Earning Assets (a)	2.13%	2.27%		2.16%
Noninterest Expense/Revenues (FTE)	50.9%	52.3%		51.6%

			%
	06/30'17YTD	06/30'16YTD	Change

Salaries & Benefits	$26,051	$26,004	0.2%
Occupancy	7,142	6,798	5.1%
Outsourced Data Processing	4,327	4,260	1.6%
Amortization of
Identifiable Intangibles	1,562	1,775	-12.0%
Professional Fees	1,021	1,490	-31.4%
Furniture & Equipment	2,521	2,400	5.1%
Other Real Estate Owned	(166)	(281)	n/m
Courier Service	859	1,007	-14.7%
Other Operating	5,694	7,634	-25.4%
Total Noninterest Expense	$49,011	$51,087	-4.1%

Noninterest Expense/
Avg. Earning Assets (a)	2.14%	2.32%
Noninterest Expense/Revenues (FTE)	51.3%	53.0%

8. Allowance for Loan Losses.
	(dollars in thousands)
			%
	Q2'17	Q2'16	Change	Q1'17

Average Total Loans	$1,333,135	$1,455,050	-8.4%	$1,355,250

Allowance for Loan Loss (ALL)
Beginning of Period	$24,919	$29,487	-15.5%	$25,954
(Reversal of) Provision for Loan Losses	(1,900)	-	n/m	-
Net ALL Recoveries (Losses)	1,084	(577)	n/m	(1,035)
ALL End of Period	$24,103	$28,910	-16.6%	$24,919
ALL Recoveries/Gross ALL Losses	158%	61%		44%

Net ALL (Recoveries) Losses/
Avg. Total Loans (a)	-0.33%	0.16%		0.31%

			%
	06/30'17YTD	06/30'16YTD	Change

Average Total Loans	$1,344,132	$1,477,833	-9.0%

Allowance for Loan Loss (ALL)
Beginning of Period	$25,954	$29,771	-12.8%
(Reversal of) Provision for Loan Losses	(1,900)	-	n/m
Net ALL Recoveries (Losses)	49	(861)	n/m
ALL End of Period	$24,103	$28,910	-16.6%
ALL Recoveries/Gross ALL Losses	101%	76%

Net ALL (Recoveries) Losses/
Avg. Total Loans (a)	-0.01%	0.12%

9. Credit Quality.
	(dollars in thousands)
			%
	6/30/17	6/30/16	Change	3/31/17

Nonperforming Loans (1):
Nonperforming Nonaccrual	$2,215	$6,527	-66.1%	$2,382
Performing Nonaccrual	4,480	7,038	-36.3%	4,285
Total Nonaccrual Loans	6,695	13,565	-50.6%	6,667
90+ Days Past Due Accruing Loans	186	356	-47.8%	373
Total	6,881	13,921	-50.6%	7,040
Repossessed Loan Collateral (1)	1,645	4,162	-60.5%	2,136
Total Nonperforming Assets (1)	$8,526	$18,083	-52.8%	$9,176

Total Loans Outstanding	$1,318,341	$1,429,560	-7.8%	$1,351,090

Total Assets	$5,393,350	$5,179,085	4.1%	$5,395,947

Loans:
Allowance for Loan Losses	$24,103	$28,910	-16.6%	$24,919
Allowance/Loans	1.83%	2.02%		1.84%
Nonperforming Loans/Total Loans	0.52%	0.97%		0.52%

10. Capital.
	(in thousands, except per-share amounts)
			%
	6/30/17	6/30/16	Change	3/31/17

Shareholders' Equity	$595,594	$558,327	6.7%	$584,888
Total Assets	5,393,350	5,179,085	4.1%	5,395,947

Shareholders' Equity/
Total Assets	11.04%	10.78%		10.84%
Shareholders' Equity/
Total Loans	45.18%	39.06%		43.29%
Tangible Common Equity Ratio	8.90%	8.48%		8.68%
Common Shares Outstanding	26,304	25,632	2.6%	26,283
Common Equity Per Share	$22.64	$21.78	3.9%	$22.25
Market Value Per Common Share	$56.04	$49.26	13.8%	$55.83

Share Repurchase Programs
	(shares in thousands)
			%
	Q2'17	Q2'16	Change	Q1'17

Total Shares Repurchased	6	7	n/m	-
Average Repurchase Price	$56.51	$49.35	n/m	$-
Net Shares Issued	(21)	(194)	n/m	(376)

			%
	06/30'17YTD	06/30'16YTD	Change

Total Shares Repurchased	6	137	n/m
Average Repurchase Price	$56.51	$41.94	n/m
Net Shares Issued	(397)	(104)	n/m

11. Period-End Balance Sheets.
	(unaudited, dollars in thousands)
			%
	6/30/17	6/30/16	Change	3/31/17
Assets:
Cash and Due from Banks	$529,362	$441,785	19.8%	$546,815

Investment Securities:
Available For Sale	1,976,156	1,531,035	29.1%	1,893,309
Held to Maturity	1,261,321	1,473,357	-14.4%	1,298,414

Loans	1,318,341	1,429,560	-7.8%	1,351,090
Allowance For Loan Losses	(24,103)	(28,910)	-16.6%	(24,919)
Total Loans, net	1,294,238	1,400,650	-7.6%	1,326,171

Other Real Estate Owned	1,645	4,162	-60.5%	2,136
Premises and Equipment, net	35,564	37,759	-5.8%	36,025
Identifiable Intangibles, net	5,365	8,656	-38.0%	6,127
Goodwill	121,673	121,673	0.0%	121,673
Other Assets	168,026	160,008	5.0%	165,277

Total Assets	$5,393,350	$5,179,085	4.1%	$5,395,947

Liabilities and Shareholders' Equity:
Deposits:
Noninterest Bearing	$2,079,608	$1,978,947	5.1%	$2,046,390
Interest-Bearing Transaction	885,516	827,857	7.0%	905,588
Savings	1,470,978	1,404,840	4.7%	1,494,854
Time	246,468	273,670	-9.9%	251,141
Total Deposits	4,682,570	4,485,314	4.4%	4,697,973

Short-Term Borrowed Funds	75,769	67,852	11.7%	73,611
Other Liabilities	39,417	67,592	-41.7%	39,475
Total Liabilities	4,797,756	4,620,758	3.8%	4,811,059

Shareholders' Equity:
Common Equity:
Paid-In Capital	426,012	391,213	8.9%	424,203
Accumulated Other
Comprehensive (Loss) Income	(5,864)	11,885	n/m	(9,443)
Retained Earnings	175,446	155,229	13.0%	170,128
Total Shareholders' Equity	595,594	558,327	6.7%	584,888

Total Liabilities and
Shareholders' Equity	$5,393,350	$5,179,085	4.1%	$5,395,947

12. Income Statements.
	(unaudited, in thousands except per-share amounts)
			%
	Q2'17	Q2'16	Change	Q1'17
Interest & Fee Income:
Loans	$15,468	$17,583	-12.0%	$15,780
Investment Securities:
Available for Sale	10,709	8,091	32.4%	10,249
Held to Maturity	6,986	8,053	-13.3%	7,295
Total Interest & Fee Income	33,163	33,727	-1.7%	33,324

Interest Expense:
Transaction Deposits	57	67	-14.9%	57
Savings Deposits	222	225	-1.2%	223
Time Deposits	186	239	-22.5%	189
Short-Term Borrowed Funds	11	10	12.3%	11
Total Interest Expense	476	541	-12.1%	480

Net Interest Income	32,687	33,186	-1.5%	32,844

(Reversal of) Provision for Loan Losses	(1,900)	-	n/m	-

Noninterest Income:
Service Charges	4,945	5,239	-5.6%	4,923
Merchant Processing Services	2,052	1,638	25.3%	1,875
Debit Card Fees	1,586	1,621	-2.1%	1,481
Other Service Fees	662	650	1.8%	650
ATM Processing Fees	654	603	8.6%	575
Trust Fees	716	657	8.9%	702
Financial Services Commissions	142	137	3.6%	195
Other	1,366	1,157	18.0%	1,256
Total Noninterest Income	12,123	11,702	3.6%	11,657

Noninterest Expense:
Salaries and Benefits	12,981	12,887	0.7%	13,070
Occupancy	3,509	3,400	3.2%	3,633
Outsourced Data Processing	2,188	2,130	2.7%	2,139
Amortization of Identifiable Intangibles	762	870	-12.4%	800
Professional Fees	410	758	-45.9%	611
Furniture & Equipment	1,267	1,187	6.8%	1,254
Other Real Estate Owned	(126)	(392)	n/m	(40)
Courier Service	438	462	-5.2%	421
Other	2,967	3,927	-24.4%	2,727
Total Noninterest Expense	24,396	25,229	-3.3%	24,615

Income Before Income Taxes	22,314	19,659	13.5%	19,886
Income Tax Provision	6,515	5,113	27.4%	4,837
Net Income	$15,799	$14,546	8.6%	$15,049

Average Common Shares Outstanding	26,299	25,586	2.8%	26,171
Diluted Common Shares Outstanding	26,402	25,630	3.0%	26,329

Per Common Share Data:
Basic Earnings	$0.60	$0.57	5.3%	$0.58
Diluted Earnings	0.60	0.57	5.3%	0.57
Dividends Paid	0.39	0.39	0.0%	0.39

			%
	06/30'17YTD	06/30'16YTD	Change
Interest & Fee Income:
Loans	$31,248	$35,936	-13.0%
Investment Securities:
Available for Sale	20,958	16,058	30.5%
Held to Maturity	14,281	15,380	-7.1%
Total Interest & Fee Income	66,487	67,374	-1.3%

Interest Expense:
Transaction Deposits	114	137	-16.7%
Savings Deposits	445	448	-0.5%
Time Deposits	375	489	-23.4%
Short-Term Borrowed Funds	22	19	12.2%
Total Interest Expense	956	1,093	-12.5%

Net Interest Income	65,531	66,281	-1.1%

(Reversal of) Provision for Loan Losses	(1,900)	-	n/m

Noninterest Income:
Service Charges	9,868	10,487	-5.9%
Merchant Processing Services	3,927	3,167	24.0%
Debit Card Fees	3,067	3,137	-2.2%
Other Service Fees	1,312	1,279	2.5%
ATM Processing Fees	1,229	1,261	-2.5%
Trust Fees	1,418	1,318	7.6%
Financial Services Commissions	337	293	15.0%
Other	2,622	2,489	5.3%
Total Noninterest Income	23,780	23,431	1.5%

Noninterest Expense:
Salaries and Benefits	26,051	26,004	0.2%
Occupancy	7,142	6,798	5.1%
Outsourced Data Processing	4,327	4,260	1.6%
Amortization of Identifiable Intangibles	1,562	1,775	-12.0%
Professional Fees	1,021	1,490	-31.4%
Furniture & Equipment	2,521	2,400	5.1%
Other Real Estate Owned	(166)	(281)	n/m
Courier Service	859	1,007	-14.7%
Other	5,694	7,634	-25.4%
Total Noninterest Expense	49,011	51,087	-4.1%

Income Before Income Taxes	42,200	38,625	9.3%
Income Tax Provision	11,352	9,853	15.2%
Net Income	$30,848	$28,772	7.2%

Average Common Shares Outstanding	26,235	25,516	2.8%
Diluted Common Shares Outstanding	26,366	25,549	3.2%

Per Common Share Data:
Basic Earnings	$1.18	$1.13	4.4%
Diluted Earnings	1.17	1.13	3.5%
Dividends Paid	0.78	0.78	0.0%

Footnotes and Abbreviations:

(FTE) Fully Taxable Equivalent. The Company presents its net interest margin and net interest income on a FTE basis using the current statutory federal tax rate. Management believes the FTE basis is valuable to the reader because the Company’s loan and investment securities portfolios contain a relatively large portion of municipal loans and securities that are federally tax exempt. The Company’s tax exempt loans and securities composition may not be similar to that of other banks, therefore in order to reflect the impact of the federally tax exempt loans and securities on the net interest margin and net interest income for comparability with other banks, the Company presents its net interest margin and net interest income on a FTE basis.
(a) Annualized
(1) All originated and purchased non performing loans and repossessed loan collateral have been combined as of Q1 '17. Prior period presentation has been updated, accordingly.

For additional information contact:
Westamerica Bancorporation
1108 Fifth Avenue, San Rafael, CA 94901
Robert A. Thorson – SVP & Chief Financial Officer
707-863-6840
investments@westamerica.com